[LOGO]                      INVESTING
MUTUAL FUNDS                FOR THE                   [GRAPHIC]
                            21ST
                            CENTURY-Registered Trademark-

                            Annual Report October 31, 2000

[GRAPHIC]                          EATON VANCE
                                    STRATEGIC
                                     INCOME
                                      FUND

[GRAPHIC]

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO]
James B. Hawkes
President

Eaton Vance Strategic Income Fund Class A shares had a total return of 0.88% during the year ended October 31, 2000. That return was the result of a decrease in net asset value per share (NAV) from $9.11 on October 31, 1999 to $8.36 on October 31, 2000, and the reinvestment of $0.847 in dividends.(1)

The Fund's Class B shares had a total return of 0.07% during the year ended October 31, 2000. That return resulted from a decrease in NAV from $8.61 on October 31, 1999 to $7.91 on October 31, 2000, and the reinvestment of $0.723 in dividends.(1)

Class C shares had a total return of 0.02% for the year, the result of a decrease in NAV from $10.87 on October 31, 1999 to $9.99 on October 31, 2000, and the reinvestment of $0.904 in dividends.(1)

VOLATILITY WAS THE WATCHWORD IN THE GLOBAL BOND MARKETS IN 2000...

The world's bond markets were characterized by rising volatility in 2000. Concerns regarding the U.S. economy resulted in the Federal Reserve hiking interest rates on six occasions between June 1999 and May 2000 for a total of 175 basis points (1.75%). Add to this a volatile stock market concerned with corporate profits in a slowing U.S. economy. As a result, yield spreads over U.S. Treasuries for both high-yield corporate bonds and for investment-grade corporate bonds increased dramatically as market liquidity dried up.

The emerging markets were also characterized by increased volatility, especially in Asia. While economic trends remained favorable in many Latin American countries, political uncertainties undermined investor confidence. Still, emerging markets generally outperformed domestic markets over the fiscal year.

HISTORICALLY, A DIVERSIFIED, GLOBAL APPROACH HAS PROVEN A SOUND FIXED-INCOME STRATEGY...

Clearly, this year has been difficult for fixed-income investors. However, history has demonstrated the value of a flexible approach to fixed-income investing: combining investments in emerging countries having above-average economic growth and declining inflation with attractive high-yielding opportunities in the U.S. We believe that approach can again prove a sound strategy for long-term investors. In the pages that follow, portfolio manager Mark Venezia provides his insights into the fiscal year just ended, and suggests what may lie ahead for bond investors in the coming year.


                             Sincerely,

                             /s/James B. Hawkes

                             James B. Hawkes
                             President
                             December 7, 2000

-------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2000

PERFORMANCE(2)                   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           0.88%    0.07%    0.02%
Five Years                         N.A.     7.00     6.30
Life of Fund+                      2.80     5.72     7.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.86%   -4.52%   -0.89%
Five Years                         N.A.     6.71     6.30
Life of Fund+                      1.00     5.72     7.10

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C:5/25/94

PORTFOLIO WEIGHTINGS(3)
---------------------------------------------------------------------------
By total investments. Weightings reflect the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 15) and a 24.1% investment in High Income Portfolio.

U.S. Investment Grade   49.0%

U.S. High Yield         24.7%

Asia/Pacific             9.5%

Eastern Europe           7.9%

Latin America            7.1%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (3) Because the Portfolio is actively managed, Regional Weightings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION

[PHOTO]
Mark S. Venezia
Portfolio Manager

AN INTERVIEW WITH MARK S. VENEZIA,
PORTFOLIO MANAGER OF STRATEGIC INCOME PORTFOLIO.

Q: MARK, 2000 HAS FEATURED SIGNIFICANT VOLATILITY WITHIN THE FINANCIAL MARKETS. TO WHAT EXTENT HAS THAT VOLATILITY BEEN EVIDENT IN THE PORTFOLIO'S INVESTMENT UNIVERSE?

A: Virtually all of the markets that comprise the Portfolio's investment universe experienced severe volatility during the fiscal year. A combination of rising interest rates, collapsing equity markets, rising oil prices, a slowing U.S. economy and political uncertainties contributed to the difficult environment.

     While high-yield corporate bonds were devastated, investment-grade corporates and U.S. government agency bonds were also hard hit during the period. This was arguably the most difficult year on record for multi-sector bond investing, and the Fund's performance reflected that climate.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: At October 31, 2000, U.S. investment-grade bonds represented about 49% of the Portfolio, with mortgage-backed securities and U.S. government agencies constituting the largest portions of that amount. 24.7% of the Portfolio - an increase of 2% over last year - was invested in domestic high-yield bonds, including the Portfolio's investments in High Income Portfolio. On a regional basis, we have maintained investments in Asia and Eastern Europe, 9.5% and 7.9% of the Portfolio, respectively, with another 7.1% in Latin America. This increase in emerging market exposure is primarily a move into Eastern Europe, where Russia appears to have turned the corner economically.

Q: YOU MENTIONED THE DIFFICULTIES IN THE HIGH-YIELD MARKET. COULD YOU EXPAND ON THAT?

A: The high-yield market has been dominated in recent years by telecommunication bond issuance, where the demand for capital has weighed heavily on the market. An example of this exploding demand for capital was Germany's August auction of third generation wireless licenses, which commanded $46

-------------------------------------------------------------------------------

Quality Weightings(1)
---------------------------------------
By total investments

[PIE GRAPH]

Investment Grade        54.0%
Below Investment Grade  46.0%

(1) Because the Portfolio is actively managed, Quality Weightings are subject to change. Weightings include the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 15) and a 24.1% investment in High Income Portfolio.

    The Portfolio's holdings will change over time. The discussion of specific holdings reflects only the portfolio manager's view of those holdings as of the date of this report.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

billion in bids. As demand ballooned, even traditional deep-pocket equity holders - sometimes the last-resort supplier of capital - let some borrowers fend for themselves.

The numbers illustrate the dimensions of the market decline. For example, the yield spread over 10-year U.S. Treasuries for the Merrill Lynch High Yield Master II Index - a widely followed, unmanaged index of high-yield corporate bonds - rose to around 775 basis points (7.75%) as of October 31, 2000, a 265 basis point increase in the past year alone. Within the dominant telecom sector, the damage was even more dramatic, with spreads over Treasuries widening 359 basis points over the same period.

Q:   AND WHAT ABOUT THE INVESTMENT-GRADE SEGMENT OF THE MARKET?

A: The investment-grade corporate market also registered a decline, due in part to the fallout from the high-yield sector, but also due to signs of slower corporate profits. The yield spread of the Merrill Lynch U.S. Corporate Master Index - an unmanaged index of investment-grade corporate bonds - widened 70 basis points to the 205 (2.05%) level as measured on October 31, 2000. Spreads for U.S. agencies also widened significantly. Whatever restructuring brings to these "old economy" issuers, we are happy to own them at spreads that are quadruple the level of just three years ago.

Q: LET'S TURN TO THE EMERGING MARKETS. HOW HAVE THE LATIN AMERICAN MARKETS PERFOMED IN 2000?

A: The emerging markets produced a mixed picture. Latin America fared relatively well early in the fiscal year as Brazil's economy generated stronger than expected growth and Mexico made further progress against inflation. The Portfolio has maintained a fairly large exposure to Brazilian Brady bonds. In Mexico, the Portfolio has an investment in Alestra, a leading provider of long distance phone services. Elsewhere, political concerns in Peru and Argentina in the second half of the year have undermined investor confidence and resulted in increased volatility in Latin America overall.

Q: IN 1999, ASIA LAUNCHED A MAJOR RECOVERY, FOLLOWING THE FISCAL CRISIS OF 1998. HOW WOULD YOU DESCRIBE THE ASIAN MARKETS IN 2000?

A: Asia has fared less well in 2000. Japan's slow recovery has continued, while deflation and weak domestic demand have slowed China's growth. Indonesia and the Philippines continued to struggle with political uncertainties. We added some defensive investments to the Portfolio, including China's Tingyi Holdings and Huaneng Power. Tingyi is a fast-growing Chinese food producer that makes and distributes some of the region's most popular varieties of noodles, a dietary staple throughout the China region. Huaneng Power is a major power generator in Guandong and other coastal provinces in China and has shared in China's strong economic recovery. The company saw a 37% increase in power generation in 1999 and has maintained a similar pace in 2000.

Q:   HAS EASTERN EUROPE REMAINED A PART OF YOUR EMERGING MARKETS INVESTMENTS?

A: Yes. Eastern Europe's markets have strengthened somewhat with an improved political and economic outlook for Russia. The new Putin government has enacted economic and political reforms and has restructured some Soviet-era debt. In addition, with its large energy reserves, Russia stands to benefit from the rise in oil prices. The Bulgarian market, where we also have a position, was negatively impacted by the events in Yugoslavia and Kosovo in 1999. With the improvement in the region in recent months, Bulgarian bonds have performed relatively well.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

Q: YOU INDICATED THAT THE PORTFOLIO HAS A LARGE EXPOSURE TO MORTGAGE-BACKED SECURITIES AND GOVERNMENT AGENCY BONDS.

A: Yes. Mortgage-backed securities (MBS) and government agency bonds lagged the Treasury market in 1999 and, as spreads had widened appreciably, we took the opportunity to increase our commitments in those areas. With the rise in mortgage rates late last year, prepayment rates for our seasoned MBS slowed, making this our best-performing U.S. sector.

Q:   MARK, WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: To be sure, there are still major hurdles to overcome in the high-yield market. A less robust economy could result in slower corporate profit growth. In addition, the debt burden within the telecom sector will likely weigh on the market for a while before other buyers take advantage of these exceptional yield spreads. Still, we believe that the high-yield market represents excellent long-term value.

     We further believe that the market has unduly punished many investment-grade companies in recent months, which has created excellent buying opportunities in selected situations.

     Finally, within the emerging markets, I'm encouraged by the improvement in some Eastern European countries and the strengthened commitment to reform in Russia. Meanwhile, Brazil and Mexico have continued their economic reforms, a favorable development for Latin America. With many foreign markets having cheapened in recent months, we believe there are some exceptional values that we can exploit in the year ahead.

[GRAPH]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Strategic Income Fund, Class B vs. Lehman Aggregate Bond Index and the Composite of Lipper Fund Category Averages

       Date           Fund/NAV     Lipper    Lehman
     11/30/1990       $10,000     $10,000     10,000
     12/31/1990        $9,973     $10,024   10155.81
      1/31/1991       $10,091     $10,189   10281.36
      2/28/1991       $10,197     $10,201   10369.12
      3/31/1991       $10,340      $9,975   10439.05
      4/30/1991       $10,438     $10,070   10553.56
      5/31/1991       $10,580     $10,086   10615.28
      6/30/1991       $10,553     $10,046   10609.88
      7/31/1991       $10,550     $10,170   10757.01
      8/31/1991       $10,640     $10,254   10989.79
      9/30/1991       $10,739     $10,411   11212.48
     10/31/1991       $10,819     $10,508   11337.32
     11/30/1991       $10,732     $10,511   11441.28
     12/31/1991       $10,794     $10,670   11781.06
      1/31/1992       $10,840     $10,625   11620.79
      2/29/1992       $10,952     $10,687   11696.35
      3/31/1992       $10,958     $10,703   11630.41
      4/30/1992       $11,109     $10,798   11714.42
      5/31/1992       $11,185     $10,912   11935.47
      6/30/1992       $11,222     $10,978   12099.73
      7/31/1992       $11,239     $11,010   12346.59
      8/31/1992       $11,079     $10,969   12471.67
      9/30/1992       $10,719     $10,662   12619.50
     10/31/1992       $10,662     $10,649   12452.19
     11/30/1992       $10,626     $10,570   12456.88
     12/31/1992       $10,719     $10,590   12653.06
      1/31/1993       $10,762     $10,643   12895.69
      2/28/1993       $11,015     $10,725   13121.44
      3/31/1993       $11,102     $10,771   13176.11
      4/30/1993       $11,192     $10,832   13267.86
      5/31/1993       $11,261     $10,914   13284.76
      6/30/1993       $11,341     $10,952   13525.52
      7/31/1993       $11,545     $10,978   13602.02
      8/31/1993       $11,603     $11,018   13840.43
      9/30/1993       $11,487     $11,000   13878.45
     10/31/1993       $11,782     $11,070   13930.31
     11/30/1993       $11,740     $11,032   13811.80
     12/31/1993       $11,880     $11,134   13886.66
      1/31/1994       $12,073     $11,213   14074.15
      2/28/1994       $11,738     $11,048   13829.64
      3/31/1994       $11,097     $10,899   13488.68
      4/30/1994       $11,184     $10,895   13380.97
      5/31/1994       $11,352     $10,906   13379.09
      6/30/1994       $10,920     $10,827   13349.53
      7/31/1994       $10,973     $10,863   13614.69
      8/31/1994       $11,136     $10,907   13631.59
      9/30/1994       $11,130     $10,941   13430.95
     10/31/1994       $11,154     $10,975   13418.99
     11/30/1994       $11,284     $10,993   13389.18
     12/31/1994       $11,254     $10,697   13481.64
      1/31/1995       $11,047     $10,627   13748.45
      2/28/1995       $11,022     $10,672   14075.33
      3/31/1995       $10,992     $10,650   14161.68
      4/30/1995       $11,474     $10,828   14359.50
      5/31/1995       $11,920     $10,974   14915.17
      6/30/1995       $11,802     $11,002   15024.52
      7/31/1995       $11,898     $11,101   14990.97
      8/31/1995       $12,110     $11,150   15171.89
      9/30/1995       $12,350     $11,258   15319.49
     10/31/1995       $12,419     $11,331   15518.71
     11/30/1995       $12,662     $11,411   15751.26
     12/31/1995       $12,880     $11,493   15972.31
      1/31/1996       $13,394     $11,587   16078.38
      2/29/1996       $13,132     $11,555   15798.90
      3/31/1996       $13,219     $11,577   15689.08
      4/30/1996       $13,500     $11,651   15600.85
      5/31/1996       $13,572     $11,696   15569.17
      6/30/1996       $13,780     $11,778   15778.25
      7/31/1996       $13,812     $11,852   15821.43
      8/31/1996       $14,049     $11,908   15794.91
      9/30/1996       $14,487     $12,022   16070.16
     10/31/1996       $14,714     $12,136   16426.14
     11/30/1996       $15,164     $12,254   16707.50
     12/31/1996       $15,223     $12,279   16552.15
      1/31/1997       $15,539     $12,271   16602.84
      2/28/1997       $15,685     $12,269   16644.14
      3/31/1997       $15,534     $12,057   16459.70
      4/30/1997       $15,640     $12,170   16706.09
      5/31/1997       $15,767     $12,404   16864.02
      6/30/1997       $15,907     $12,595   17064.18
      7/31/1997       $16,219     $12,887   17524.35
      8/31/1997       $16,013     $12,820   17374.87
      9/30/1997       $16,275     $13,095   17631.12
     10/31/1997       $16,250     $12,988   17886.90
     11/30/1997       $16,376     $13,062   17969.26
     12/31/1997       $16,520     $13,170   18150.18
      1/31/1998       $16,648     $13,343   18383.20
      2/28/1998       $16,713     $13,438   18369.35
      3/31/1998       $16,912     $13,555   18432.48
      4/30/1998       $16,897     $13,602   18528.69
      5/31/1998       $16,921     $13,582   18704.45
      6/30/1998       $16,869     $13,550   18863.08
      7/31/1998       $17,002     $13,611   18903.20
      8/31/1998       $16,080     $12,825   19210.84
      9/30/1998       $16,192     $13,040   19660.68
     10/31/1998       $16,217     $12,958   19556.73
     11/30/1998       $16,870     $13,373   19667.72
     12/31/1998       $16,839     $13,358   19726.86
      1/31/1999       $16,864     $13,429   19867.65
      2/28/1999       $16,897     $13,281   19520.83
      3/31/1999       $17,171     $13,475   19629.01
      4/30/1999       $17,481     $13,738   19691.19
      5/31/1999       $17,217     $13,446   19518.72
      6/30/1999       $17,254     $13,458   19456.53
      7/31/1999       $17,238     $13,422   19373.70
      8/31/1999       $17,122     $13,338   19363.84
      9/30/1999       $17,260     $13,407   19588.64
     10/31/1999       $17,403     $13,428   19660.92
     11/30/1999       $17,584     $13,552   19659.51
     12/31/1999       $17,750     $13,694   19564.71
      1/31/2000       $17,752     $13,576   19500.65
      2/29/2000       $18,036     $13,769   19736.48
      3/31/2000       $18,017     $13,765   19996.48
      4/30/2000       $17,890     $13,596   19939.22
      5/31/2000       $17,727     $13,429   19930.07
      6/30/2000       $18,068     $13,752   20344.71
      7/31/2000       $18,178     $13,804   20529.39
      8/31/2000       $18,376     $13,911   20826.94
      9/30/2000       $18,003     $13,788   20957.88
     10/31/2000       $17,543     $13,522   21096.56

PERFORMANCE**                    CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           0.88%    0.07%      0.02%
Five Years                         N.A.     7.00       6.30
Life of Fund+                      2.80     5.72       7.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                          -3.86%   -4.52%     -0.89%
Five Years                         N.A.     6.71       6.30
Life of Fund+                      1.00     5.72       7.10

+Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C:5/25/94

* Source: TowersData, Bethesda, MD. Investment operations commenced 11/26/90. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S . Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The chart also offers a comparison with a Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds category from November 30, 1990 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds category. An investment in the Fund's Class A shares on 1/31/98 at net asset value would have been worth $10,882 on October 31, 2000; $10,364 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/31/94 at net asset value would have been worth $15,551 on October 31, 2000. The Index's and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000
Assets
------------------------------------------------------
Investment in Strategic Income
   Portfolio, at value (identified cost,
   $165,694,701)                          $154,712,173
Investment in High Income Portfolio, at
   value (identified cost, $57,038,939)     48,856,308
Receivable for Fund shares sold                676,423
------------------------------------------------------
TOTAL ASSETS                              $204,244,904
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    914,674
Payable for Fund shares redeemed               342,313
Payable to affiliate for service fees           16,925
Payable to affiliate for Trustees' fees            446
Accrued expenses                                62,784
------------------------------------------------------
TOTAL LIABILITIES                         $  1,337,142
------------------------------------------------------
NET ASSETS                                $202,907,762
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $240,263,664
Accumulated net realized loss from
   Portfolios (computed on the basis of
   identified cost)                        (18,498,416)
Accumulated undistributed net investment
   income                                      307,673
Net unrealized depreciation from
   Portfolios (computed on the basis of
   identified cost)                        (19,165,159)
------------------------------------------------------
TOTAL                                     $202,907,762
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 10,349,563
SHARES OUTSTANDING                           1,237,982
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.36
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $8.36)       $       8.78
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $152,534,935
SHARES OUTSTANDING                          19,284,633
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.91
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 40,023,264
SHARES OUTSTANDING                           4,006,795
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.99
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2000
Investment Income
------------------------------------------------------
Interest allocated from Portfolios        $ 19,136,119
Dividends allocated from Portfolios            674,223
Miscellaneous income                           296,513
Expenses allocated from Portfolios          (1,596,932)
------------------------------------------------------
NET INVESTMENT INCOME                     $ 18,509,923
------------------------------------------------------
Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,585
Distribution and service fees
   Class A                                      15,494
   Class B                                   1,538,142
   Class C                                     352,271
Transfer and dividend disbursing agent
   fees                                        242,500
Registration fees                               44,921
Legal and accounting services                   35,012
Printing and postage                            33,187
Custodian fee                                   26,415
Miscellaneous                                   50,592
------------------------------------------------------
TOTAL EXPENSES                            $  2,343,119
------------------------------------------------------

NET INVESTMENT INCOME                     $ 16,166,804
------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolios
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   (777,946)
   Financial futures contracts                (920,337)
   Foreign currency and forward foreign
      currency exchange contract
      transactions                           2,209,693
------------------------------------------------------
NET REALIZED GAIN                         $    511,410
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(16,416,140)
   Financial futures contracts                (383,397)
   Interest rate swap contracts               (343,706)
   Foreign currency and forward foreign
      currency exchange contracts              198,518
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(16,944,725)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(16,433,315)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $   (266,511)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          YEAR ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS         OCTOBER 31, 2000  OCTOBER 31, 1999
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     16,166,804  $     14,891,288
   Net realized gain (loss)                        511,410        (8,489,980)
   Net change in unrealized appreciation
      (depreciation)                           (16,944,725)        5,769,593
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $       (266,511) $     12,170,901
----------------------------------------------------------------------------
Distributions to shareholders --
----------------------------------------------------------------------------
   From net investment income
      Class A                             $       (775,997) $       (336,914)
      Class B                                  (13,468,477)      (11,738,650)
      Class C                                   (2,905,217)       (1,942,599)
   In excess of net investment income
      Class A                                      (26,975)               --
      Class C                                      (67,939)
   Tax return of capital
      Class A                                           --           (22,890)
      Class B                                           --          (797,540)
      Class C                                           --          (131,983)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (17,244,605) $    (14,970,576)
----------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $      6,080,796  $      4,478,258
      Class B                                   34,784,887        40,594,578
      Class C                                   17,813,994        15,813,624
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      510,911           237,539
      Class B                                    4,354,473         4,915,690
      Class C                                    1,499,440         1,141,637
   Cost of shares redeemed
      Class A                                   (1,440,195)         (549,826)
      Class B                                  (28,998,451)      (26,086,695)
      Class C                                   (6,887,535)       (5,065,992)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     27,718,320  $     35,478,813
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     10,207,204  $     32,679,138
----------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    192,700,558  $    160,021,420
----------------------------------------------------------------------------
AT END OF YEAR                            $    202,907,762  $    192,700,558
----------------------------------------------------------------------------
Accumulated undistributed net investement income included
in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $        307,673  $      1,578,900
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS A
                                  --------------------------------------
                                          YEAR ENDED OCTOBER 31,
                                  --------------------------------------
                                    2000        1999(1)        1998(2)
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.110       $ 9.220        $10.000
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income             $ 0.795       $ 0.852        $ 0.668
Net realized and unrealized
   loss                            (0.698)       (0.095)        (0.767)
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.097       $ 0.757        $(0.099)
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income        $(0.819)      $(0.819)       $(0.654)
In excess of net investment
   income                          (0.028)           --         (0.027)
Tax return of capital                  --        (0.048)            --
------------------------------------------------------------------------

TOTAL DISTRIBUTIONS               $(0.847)      $(0.867)       $(0.681)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                         $ 8.360       $ 9.110        $ 9.220
------------------------------------------------------------------------

TOTAL RETURN(3)                      0.88%         8.40%         (1.29)%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $10,350       $ 6,050        $ 2,009
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                       1.19%         1.08%          1.03%(5)
   Net investment income             8.83%         9.20%          8.44%(5)
Portfolio Turnover of
   Strategic Income Portfolio          49%           47%            71%
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolios' allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                  ---------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                  ---------------------------------------------------------------
                                    2000         1999(1)        1998         1997         1996
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  8.610      $  8.720      $  9.470     $  9.310     $  8.500
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income             $  0.674      $  0.731      $  0.684     $  0.657     $  0.655
Net realized and unrealized
   gain (loss)                      (0.651)       (0.105)       (0.686)       0.288        0.858
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.023      $  0.626      $ (0.002)    $  0.945     $  1.513
-------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------
From net investment income        $ (0.723)     $ (0.688)     $ (0.748)    $ (0.657)    $ (0.655)
In excess of net investment
   income                               --            --            --       (0.128)      (0.048)
Tax return of capital                   --        (0.048)           --           --           --
-------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS               $ (0.723)     $ (0.736)     $ (0.748)    $ (0.785)    $ (0.703)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  7.910      $  8.610      $  8.720     $  9.470     $  9.310
-------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       0.07%         7.32%        (0.20)%      10.44%       18.48%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $152,535      $155,768      $138,495     $130,596     $129,671
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.98%         1.96%         1.96%        2.08%        2.17%
   Net investment income              7.99%         8.31%         7.40%        6.91%        7.38%
Portfolio Turnover of
   Strategic Income Portfolio           49%           47%           71%          77%          71%
-------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolios' allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS C
                                  -----------------------------------
                                        YEAR ENDED OCTOBER 31,
                                  -----------------------------------
                                    2000        1999(1)        1998
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.870       $11.010      $11.950
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income             $ 0.850       $ 0.912      $ 0.869
Net realized and unrealized
   loss                            (0.826)       (0.132)      (0.872)
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.024       $ 0.780      $(0.003)
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net investment income        $(0.883)      $(0.872)     $(0.884)
In excess of net investment
   income                          (0.021)           --       (0.053)
Tax return of capital                  --        (0.048)          --
---------------------------------------------------------------------

TOTAL DISTRIBUTIONS               $(0.904)      $(0.920)     $(0.937)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.990       $10.870      $11.010
---------------------------------------------------------------------

TOTAL RETURN(2)                      0.02%         7.23%       (0.15)%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $40,023       $30,882      $19,518
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       2.00%         2.03%        2.03%
   Net investment income             7.94%         8.22%        7.37%
Portfolio Turnover of
   Strategic Income Portfolio          49%           47%          71%
---------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolios' allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (99.9% and 4.2% at October 31, 2000, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Strategic Income
   Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2000, the Fund, for Federal income tax purposes, had a capital loss carryover of $18,037,683, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2002 ($3,507,409), October 31, 2003 ($4,613,119),
   October 31, 2006 ($1,984,147) and October 31, 2007 ($7,933,008). Capital loss carryovers utilized during the year ended October 31, 2000 were $967,769.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              YEAR ENDED OCTOBER 31,
                                              -----------------------
    CLASS A                                      2000         1999
    -----------------------------------------------------------------
    Sales                                        676,661     479,935
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  57,597      25,638
    Redemptions                                 (160,724)    (58,971)
    -----------------------------------------------------------------
    NET INCREASE                                 573,534     446,602
    -----------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      4,097,293    4,608,260
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 516,598      557,297
    Redemptions                               (3,415,961)  (2,965,773)
    ------------------------------------------------------------------
    NET INCREASE                               1,197,930    2,199,784
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      1,664,127    1,420,517
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 140,922      102,858
    Redemptions                                 (639,130)    (455,954)
    ------------------------------------------------------------------
    NET INCREASE                               1,165,919    1,067,421
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolios Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). The Fund was informed that Eaton Vance Distributors, Inc.
   (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,477 as its portion of the sales charge on sales of Class A shares for the ended October 31, 2000.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2000, the Fund paid or accrued $1,184,532 and $264,203, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $26,343,000 and $3,637,000 for Class B and Class C shares, respectively.

       The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2000 amounted to $15,494, $353,610, and $88,068 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $173,000 and $16,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2000, aggregated $58,894,662 and $58,443,527, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2000 aggregated $16,000,000 and $8,000,000, respectively.

8 Investment in Portfolios
-------------------------------------------
   For the year ended October 31, 2000, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                               STRATEGIC
                                                 INCOME     HIGH INCOME
                                               PORTFOLIO     PORTFOLIO      TOTAL
    ---------------------------------------------------------------------------------
    Dividend income                           $    221,810  $   452,413  $    674,223
    Interest income                             14,189,858    4,946,261    19,136,119
    Expenses                                    (1,296,066)    (300,866)   (1,596,932)
    ---------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $ 13,115,602  $ 5,097,808  $ 18,213,410
    ---------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investment transactions
        (identified cost basis)               $    611,333  $(1,389,279) $   (777,946)
       Financial futures contracts                (920,337)          --      (920,337)
       Foreign currency and forward foreign
        currency exchange contract
        transactions                             1,710,982      498,711     2,209,693
    ---------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS) ON INVESTMENTS   $  1,401,978  $  (890,568) $    511,410
    ---------------------------------------------------------------------------------
    Change in unrealized appreciation
     (depreciation)
       Investments                            $(10,010,022) $(6,406,118) $(16,416,140)
       Financial futures contracts                (383,397)          --      (383,397)
       Interest rate swap contracts               (343,706)          --      (343,706)
       Foreign currency and forward foreign
        currency exchange contracts                198,518           --       198,518
    ---------------------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                           $(10,538,607) $(6,406,118) $(16,944,725)
    ---------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE STRATEGIC INCOME FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2000

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 93.0%

SECURITY                                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------
Argentina -- 2.1%
-------------------------------------------------------------------------------
Cablevision SA, 13.75%, 4/30/07                     $ 4,000,000    $  3,240,000
-------------------------------------------------------------------------------
Total Argentina (identified cost $3,909,193)                       $  3,240,000
-------------------------------------------------------------------------------
Brazil -- 4.5%
-------------------------------------------------------------------------------
Brazil Discount Bond (Brady),
7.625%, 4/15/24(1)                                  $ 9,000,000    $  6,918,750
-------------------------------------------------------------------------------
Total Brazil (identified cost $7,100,212)                          $  6,918,750
-------------------------------------------------------------------------------
Bulgaria -- 1.9%
-------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady), Series
A, 7.75%, 7/28/24(1)                                $ 4,000,000    $  3,010,000
-------------------------------------------------------------------------------
Total Bulgaria (identified cost $2,579,117)                        $  3,010,000
-------------------------------------------------------------------------------
China -- 4.1%
-------------------------------------------------------------------------------
China Mobile Ltd., 2.25%, 11/3/05(2)                $ 1,250,000    $  1,301,562
Huaneng Power International PLC,
1.75%, 5/21/04(2)                                     3,000,000       3,468,750
Tingyi (CI) Holdings Corp.,
1.625%, 7/17/02(2)                                    1,500,000       1,638,750
-------------------------------------------------------------------------------
Total China (identified cost $6,247,500)                           $  6,409,062
-------------------------------------------------------------------------------
Ecuador -- 1.5%
-------------------------------------------------------------------------------
Republic of Ecuador,
4.00%, 8/15/30(1)(3)                                $ 6,000,000    $  2,289,000
-------------------------------------------------------------------------------
Total Ecuador (identified cost $2,280,000)                         $  2,289,000
-------------------------------------------------------------------------------
Indonesia -- 2.2%
-------------------------------------------------------------------------------
APP China Group Ltd., 14.00%, 3/15/10               $ 2,000,000    $    820,000
APP Finance VI, 0.00%, 11/18/12(2)                    4,000,000         410,000
APP Finance VII, 3.50%, 4/30/03(2)                    2,000,000         890,000
DGS International Finance,
10.00%, 6/1/07                                        2,000,000         330,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                                 1,000,000         380,000
Indah Kiat International Finance,
12.50%, 6/15/06                                       1,000,000         530,000
-------------------------------------------------------------------------------
Total Indonesia (identified cost $6,633,819)                       $  3,360,000
-------------------------------------------------------------------------------
Mexico -- 1.1%
-------------------------------------------------------------------------------
Alestra SA, Sr. Notes, 12.625%, 5/15/09             $ 2,000,000    $  1,705,000
-------------------------------------------------------------------------------
Total Mexico (identified cost $1,789,844)                          $  1,705,000
-------------------------------------------------------------------------------
SECURITY                                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------
Morocco -- 0.4%
-------------------------------------------------------------------------------
Snap Ltd., 11.50%, 1/29/09                DEM         1,612,500    $    586,828
-------------------------------------------------------------------------------
Total Morocco (identified cost $796,346)                           $    586,828
-------------------------------------------------------------------------------
Philippines -- 0.5%
-------------------------------------------------------------------------------
Bayan Telecommunications,
13.50%, 7/15/06(3)                                  $ 2,000,000    $    730,000
-------------------------------------------------------------------------------
Total Philippines (identified cost $1,887,649)                     $    730,000
-------------------------------------------------------------------------------
Poland -- 3.0%
-------------------------------------------------------------------------------
Poland Government Bond, 8.50%, 2/12/05    PLN        28,000,000    $  4,708,284
-------------------------------------------------------------------------------
Total Poland (identified cost $5,832,191)                          $  4,708,284
-------------------------------------------------------------------------------
Qatar -- 0.6%
-------------------------------------------------------------------------------
State of Qatar, 9.75%, 6/15/30                      $ 1,000,000    $    973,475
-------------------------------------------------------------------------------
Total Qatar (identified cost $979,723)                             $    973,475
-------------------------------------------------------------------------------
Republic of Korea -- 1.6%
-------------------------------------------------------------------------------
Cho Hung Bank, Sub. Notes,
11.50%, 4/1/10(3)                                   $ 1,500,000    $  1,440,000
Korea Hanvit Bank, Sub. Notes,
11.75%, 3/1/10                                        1,000,000         962,500
-------------------------------------------------------------------------------
Total Republic of Korea (identified cost $2,486,329)
                                                                   $  2,402,500
-------------------------------------------------------------------------------
Russia -- 2.0%
-------------------------------------------------------------------------------
Russia Federation, 2.25%, 3/31/30                   $ 8,000,000    $  3,020,000
-------------------------------------------------------------------------------
Total Russia (identified cost $3,108,800)                          $  3,020,000
-------------------------------------------------------------------------------
Taiwan -- 3.1%
-------------------------------------------------------------------------------
Macronix International Co.,
1.00%, 2/1/05(2)                                    $   500,000    $    518,750
Macronix International Co.,
1.00%, 2/1/05(2)(3)                                   1,500,000       1,556,250
Mosel Vitelic, Inc.,
1.00%, 2/2/05(2)(3)                                   3,000,000       2,850,000
-------------------------------------------------------------------------------
Total Taiwan (identified cost $5,523,125)                          $  4,925,000
-------------------------------------------------------------------------------
Turkey -- 2.5%
-------------------------------------------------------------------------------
Republic of Turkey, 11.75%, 6/15/10                 $ 3,000,000    $  2,913,750
Republic of Turkey, 11.875%, 1/15/30                  1,000,000         978,750
-------------------------------------------------------------------------------
Total Turkey (identified cost $4,090,000)                          $  3,892,500
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------
United Kingdom -- 0.1%
-------------------------------------------------------------------------------
Esprit Telecom Group PLC,
11.00%, 6/15/08                           DEM         2,000,000    $    151,635
-------------------------------------------------------------------------------
Total United Kingdom (identified cost $1,117,631)
                                                                   $    151,635
-------------------------------------------------------------------------------
United States -- 61.8%
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 15.3%
American Greetings, 6.10%, 8/1/28                   $ 1,000,000    $    893,790
AT&T Corp., 6.50%, 3/15/29                            4,000,000       3,150,360
Baltimore Natural Gas and Electric,
6.73%, 6/12/12                                          400,000         398,884
Bellsouth Capital Fund, 6.04%, 11/15/26                 300,000         298,410
Beneficial Corp., 8.40%, 5/15/08                        330,000         339,953
Coca-Cola Enterprise, Deb.,
7.00%, 10/1/26                                          375,000         368,745
Commercial Credit Corp., 7.875%, 2/1/25               2,000,000       2,025,320
Dayton Hudson, Medium Term Notes,
9.52%, 6/10/15                                          350,000         411,442
Eaton Corp., 8.875%, 6/15/19                            500,000         531,100
Ford Holdings, 9.30%, 3/1/30                          1,000,000       1,104,320
Ford Motor Co., 7.45%, 7/16/31                        2,000,000       1,848,640
General Motors Acceptance Corp.,
8.875%, 6/1/10                                        1,000,000       1,074,200
Grand Metropolitan Investment Corp.,
7.45%, 4/15/35                                          350,000         355,022
Ingersoll-Rand Co., 6.48%, 6/1/25                     1,050,000       1,001,773
Ingersoll-Rand Co., Deb.,
6.443%, 11/15/27                                        120,000         110,934
Johnson Controls, 7.70%, 3/1/15                       1,500,000       1,504,275
Level 3 Communication Inc., Sr. Notes,
11.25%, 3/15/10                           EUR         1,000,000         726,603
Motorola, Inc., 6.50%, 9/1/25                           300,000         292,080
Motorola, Inc., 8.40%, 8/15/31                        1,500,000       1,601,205
NBD Bank N.A., 8.25%, 11/1/24                           610,000         647,393
Northwest National Gas, 6.80%, 5/21/07                  250,000         249,425
Procter and Gamble Co., 8.00%, 9/1/24                 1,500,000       1,611,135
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                         1,900,000       2,040,011
Willamette Industries, Deb.,
7.35%, 7/1/26                                            50,000          49,476
Worldcom, Inc., 7.75%, 4/1/27                         1,000,000       1,006,870
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost $25,039,486)
                                                                   $ 23,641,366
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 32.9%
Federal Home Loan Mortgage Corp.:
   4.75% with maturity at 2001                      $       219    $        216
   8.00% with various maturities to 2021              4,058,465       4,135,789
   8.15% with maturity at 2021                        3,824,601       3,908,211
   8.50% with various maturities to 2019              1,085,131       1,126,737
   9.00% with maturity at 2019                          313,105         328,919
   9.25% with various maturities to 2016              3,443,586       3,593,725
SECURITY                                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------

United States (continued)
-------------------------------------------------------------------------------
   9.50% with maturity at 2015                      $ 1,197,006    $  1,250,621
   9.75% with various maturities to 2020                798,473         844,611
   10.50% with maturity at 2020                         571,895         620,814
   11.00% with maturity at 2019                       1,303,814       1,412,853
   11.25% with maturity at 2010                         206,951         223,395
   12.50% with various maturities to
   2019                                               1,413,073       1,597,968
   12.75% with maturity at 2013                          83,261          93,685
   13.25% with maturity at 2013                          58,305          66,480
   13.50% with maturity at 2019                         178,441         204,223
-------------------------------------------------------------------------------
                                                                   $ 19,408,247
-------------------------------------------------------------------------------
Federal National Mortgage Association:
   5.00% with maturity at 2003                      $    23,522    $     23,025
   5.50% with maturity at 2012                            2,914           2,834
   7.00% with maturity at 2014                        3,108,327       3,140,252
   7.50% with various maturities to 2018              1,743,610       1,767,283
   8.00% with various maturities to 2019              1,400,965       1,434,885
   8.50% with various maturities to 2026              4,034,228       4,184,328
   9.00% with various maturities to 2021              3,423,628       3,581,019
   9.50% with maturity at 2013                        1,238,777       1,312,743
   11.00% with maturity at 2025                         572,149         628,506
   11.50% with maturity at 2019                       1,225,152       1,379,264
   12.00% with maturity at 2015                         502,627         563,739
   12.50% with maturity at 2015                       2,831,597       3,199,254
   12.75% with maturity at 2014                          75,261          86,884
   13.00% with various maturities to
   2027                                               1,517,816       1,744,978
   13.25% with maturity at 2014                         147,214         172,285
   13.50% with various maturities to
   2015                                                 745,561         852,829
   14.75% with maturity at 2012                       1,346,790       1,604,342
-------------------------------------------------------------------------------
                                                                   $ 25,678,450
-------------------------------------------------------------------------------
Government National Mortgage Association:
   6.50% with maturity at 2002                      $   342,604    $    339,510
   7.50% with maturity at 2017                          485,896         502,059
   7.75% with maturity at 2019                          501,235         510,949
   8.30% with maturity at 2020                          741,761         771,699
   8.50% with maturity at 2009                          522,781         537,452
   9.00% with various maturities to 2016              1,141,631       1,194,288
   12.50% with maturity at 2019                       1,555,635       1,769,960
   13.50% with maturity at 2014                         141,868         165,800
-------------------------------------------------------------------------------
                                                                   $  5,791,717
-------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost $51,719,361)
                                                                   $ 50,878,414
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                          PRINCIPAL        U.S. $ VALUE
-------------------------------------------------------------------------------

United States (continued)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DEBENTURES -- 12.3%
Federal Home Loan Mortgage Corp.,
6.45%, 4/29/09                                      $ 6,000,000    $  5,703,600
Federal Home Loan Mortgage Corp.,
6.625%, 9/15/09                                       3,000,000       2,981,250
Federal National Mortgage Association,
6.25%, 5/15/29                                       11,000,000      10,285,000
-------------------------------------------------------------------------------
Total U.S. Government Agency Debentures (identified cost,
   $18,726,566)                                                    $ 18,969,850
-------------------------------------------------------------------------------
U.S. Treasury Obligations -- 1.3%
-------------------------------------------------------------------------------
United States Treasury Bond,
11.75%, 2/15/01(4) --
(identified cost $2,603,438)                        $ 2,000,000    $  2,029,680
-------------------------------------------------------------------------------
Total United States (identified cost $98,088,851)
                                                                   $ 95,519,310
-------------------------------------------------------------------------------
Total Bonds & Notes (identified cost $154,450,330)
                                                                   $143,841,344
-------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Indonesia -- 0.0%
-------------------------------------------------------------------------------
Asia Pulp and Paper                                       2,000    $          0
-------------------------------------------------------------------------------
Total Indonesia (identified cost $0)                               $          0
-------------------------------------------------------------------------------
Total Warrants (identified cost $0)                                $          0
-------------------------------------------------------------------------------

U.S. COMMON STOCKS -- 2.4%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
REITS -- 2.4%
-------------------------------------------------------------------------------
Archstone Communities Trust                              35,800    $    843,537
Duke-Weeks Realty Corp.                                  36,500         864,594
Plum Creek Timber Co., Inc.                              31,400         814,438
Public Storage, Inc.                                     52,800       1,188,000
-------------------------------------------------------------------------------
Total U.S. Common Stocks (identified cost $3,558,534)
                                                                   $  3,710,569
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.5%

SECURITY                                          PRINCIPAL        VALUE
-------------------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Islands, 6.45%,
11/1/00                                             $ 8,600,000    $  8,600,000
-------------------------------------------------------------------------------
Total Short-Term Investments (at amortized cost $8,600,000)
                                                                   $  8,600,000
-------------------------------------------------------------------------------
Total Investments -- 100.9%
   (identified cost $166,608,864)                                  $156,151,913
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.9)%                           $ (1,439,729)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $154,712,184
-------------------------------------------------------------------------------

 REIT - Real Estate Investment Trust

 EUR - Euro Dollar

 DEM - Deutsche Mark

 PLN - Polish Zloty
 (1)  Variable rate security.
 (2)  Convertible Bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $166,608,864)        $156,151,913
Cash                                            80,601
Receivable for investments sold                889,039
Interest receivable                          2,952,611
Receivable for daily variation margin on
   open financial futures contracts, net        16,513
Receivable for open forward foreign
   currency contracts                          307,746
Prepaid expenses                                 1,620
------------------------------------------------------
TOTAL ASSETS                              $160,400,043
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  5,202,465
Payable to affiliate for Trustees' fees          1,678
Payable for open forward foreign
   currency contracts                          106,362
Payable for open swap contracts                343,706
Accrued expenses                                33,648
------------------------------------------------------
TOTAL LIABILITIES                         $  5,687,859
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $154,712,184
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $165,694,712
Net unrealized depreciation (computed on
   the basis of identified cost)           (10,982,528)
------------------------------------------------------
TOTAL                                     $154,712,184
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2000
Investment Income
------------------------------------------------------
Interest                                  $ 14,189,858
Dividends                                      221,810
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 14,411,668
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    827,576
Administration fee                             235,441
Trustees' fees and expenses                     17,352
Legal and accounting services                  119,534
Custodian fee                                   92,498
Miscellaneous                                    3,665
------------------------------------------------------
TOTAL EXPENSES                            $  1,296,066
------------------------------------------------------

NET INVESTMENT INCOME                     $ 13,115,602
------------------------------------------------------

Realized and Unrealized
Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $    611,334
   Financial futures contracts                (920,337)
   Foreign currency and forward foreign
      currency exchange contract
      transactions                           1,710,982
------------------------------------------------------
NET REALIZED GAIN                         $  1,401,979
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(10,010,024)
   Financial futures contracts                (377,683)
   Interest rate swap contracts               (343,706)
   Foreign currency and forward foreign
      currency exchange contracts              192,806
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(10,538,607)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (9,136,628)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  3,978,974
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2000  OCTOBER 31, 1999
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     13,115,602  $     12,637,218
   Net realized gain (loss)                      1,401,979        (8,710,614)
   Net change in unrealized appreciation
      (depreciation)                           (10,538,607)        5,196,296
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $      3,978,974  $      9,122,900
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     58,894,662  $     63,662,682
   Withdrawals                                 (58,443,527)      (60,949,450)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $        451,135  $      2,713,232
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      4,430,109  $     11,836,132
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    150,282,075  $    138,445,943
----------------------------------------------------------------------------
AT END OF YEAR                            $    154,712,184  $    150,282,075
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.83%        0.86%        0.83%        0.86%        0.86%
   Net investment income              8.36%        9.14%        8.31%        8.06%        8.62%
Portfolio Turnover                      49%          47%          71%          77%          71%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $154,712     $150,282     $138,446     $121,256     $132,407
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Strategic Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Debt securities (other than mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Equity securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 I Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

 J Interest Rate Swaps -- The Portfolio has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolios custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2000, $3,177 in credits were used to reduce the Portfolio's custodian fee.

 L Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 M Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 2000, the fee was equivalent to 0.53% of the Portfolio's average net assets for such period and amounted to $827,576. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $235,441 for the year ended October 31, 2000.

   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2000, no significant amounts have been deferred. Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2000.

4 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2000, the Portfolio had invested approximately 25.8% of its net assets or approximately $39,898,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2000 were as follows:

    PURCHASES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $74,280,603
    U.S. Government Securities                 10,455,023
    -----------------------------------------------------
                                              $84,735,626
    -----------------------------------------------------
    SALES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $54,367,224
    U.S. Government Securities                 17,543,565
    -----------------------------------------------------
                                              $71,910,789
    -----------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2000 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                             IN EXCHANGE FOR    NET UNREALIZED
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  APPRECIATION
    ----------------------------------------------------------------------------------------
      11/6/00    Euro Dollar
                 9,250,000                                  $     8,093,750   $      253,497
     11/30/00    Japanese Yen
                 833,179,110                                      7,728,934           54,249
    ----------------------------------------------------------------------------------------
                                                            $    15,822,684   $      307,746
    ----------------------------------------------------------------------------------------

                                           PURCHASES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                             DELIVER            NET UNREALIZED
    DATE(S)      IN EXCHANGE FOR                           (IN U.S. DOLLARS)  DEPRECIATION
    ----------------------------------------------------------------------------------------
     11/20/00    Australian Dollar
                 5,700,000                                 $       2,984,919  $      (40,014)
      11/6/00    Euro Dollar
                 3,227,851                                         2,802,259         (66,348)
    ----------------------------------------------------------------------------------------
                                                           $       5,787,178  $     (106,362)
    ----------------------------------------------------------------------------------------

                                                   FUTURES CONTRACTS
    ----------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
    EXPIRATION                                                                                        APPRECIATION
    DATE(S)      CONTRACTS                                  POSITION                                  (DEPRECIATION)
    ----------------------------------------------------------------------------------------------------------------
         12/00   35 Euro-Bond                               Long                                      $        6,405
         12/00   13 Japanese Bond                           Short                                           (318,839)
    ----------------------------------------------------------------------------------------------------------------
                                                                                                      $     (312,434)
    ----------------------------------------------------------------------------------------------------------------

   At October 31, 2000, the Portfolio had sufficient cash and/ or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

   The Portfolio has entered into an interest rate swap agreement with Goldman Sachs Capital Markets whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.1% on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total return on the Lehman Brothers High Yield Bond Index on the same notional amount. The value of the contract, which terminates at April 1, 2001, is recorded as a payable for open swap contracts of $343,706 at October 31, 2000.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $166,730,491
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,116,186
    Gross unrealized depreciation              (11,694,764)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(10,578,578)
    ------------------------------------------------------

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2000, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2000

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE STRATEGIC INCOME FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Michael R. Mach
Vice President

Armin J. Lang
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

STRATEGIC INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF STRATEGIC INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110





EATON VANCE STRATEGIC INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------


02B-12/00                                                               SISRC